Exhibit 99.2

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC

FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2016

Exhibit 99.2

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC

TABLE OF CONTENTS

INDEPENDENT AUDITOR’S REPORT    1

FINANCIAL STATEMENTS

Balance Sheet    2

Statement of Income    3

Statement of Changes in Members’ Equity    4

Statement of Cash Flows    5

Notes to the Financial Statements    6

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Elite Center for Minimally Invasive Surgery LLC
Houston, Texas

We have audited the accompanying financial statements of Elite Center for Minimally Invasive Surgery LLC (the “Company”), a Texas limited liability company, which comprise the balance sheet as of December 31, 2016, and the related statements of income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elite Center for Minimally Invasive Surgery LLC as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Desroches Partners, LLP

May 9, 2017

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC
BALANCE SHEET
DECEMBER 31, 2016

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents                             $    133,016
Accounts Receivable                                 2,983,647
Prepaid Expenses and Other Current Assets                                 86,628

Total Current Assets                                            3,203,291

PROPERTY AND EQUIPMENT, NET                                1,290,568

TOTAL ASSETS                            $    4,493,859

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Accounts Payable                             $    20,681
Accrued Expenses                                221,169
Due to Affiliates                                94,771
Current Portion of Deferred Lease Incentive Revenue                                30,000
Current Portion of Capital Lease Obligation                                41,577
Current Portion of Notes Payable                                 500,979

Total Current Liabilities                                            909,177

LONG-TERM LIABILITIES:
Deferred Lease Incentive Revenue, Net of Current Portion                        280,780
Capital Lease Obligation, Net of Current Portion                                70,522

Total Long-Term Liabilities                                        351,302

TOTAL LIABILITIES                                1,260,479

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY                                3,233,380

TOTAL LIABILITIES AND MEMBERS’ EQUITY                            $    4,493,859

The accompanying notes are an integral part of these financial statements

2

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2016

REVENUES, NET:
Net Patient Revenue                             $    16,470
Net Management Fee Revenue                                 9,856,666

Total Revenues, Net                                            9,873,136

OPERATING EXPENSES:
Insurance                                 39,507
Salaries and Wages                                113,152
Employee Benefits                                29,160
Professional Fees                                312,423
Professional Services                                84,696
Repairs and Maintenance                                435,168
Leases and Rent                                679,573
Property Taxes                                39,633
Office Expense                                240,436
Depreciation                                 333,422

Total Operating Expenses                                            2,307,170

INCOME FROM OPERATIONS                                7,565,966

OTHER INCOME (EXPENSE):
Sublease Rental Income                                539,234
Interest Expense                                (42,800)
Other Income                                 176,455

Total Other Income                                            672,889

INCOME BEFORE PROVISION FOR STATE INCOME TAX                        8,238,855

PROVISION FOR STATE INCOME TAX                                (52,934)

NET INCOME                            $    8,185,921

The accompanying notes are an integral part of these financial statements

2

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2016

BALANCE, DECEMBER 31, 2015                            $    3,421,372

Net Income                                8,185,921

Contributions                                149,340

Redemption of Member Interests                                 (75,000)

Distributions                                 (8,448,253)

BALANCE, DECEMBER 31, 2016                            $    3,233,380

The accompanying notes are an integral part of these financial statements

2

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2016

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                             $    8,185,921
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation                                 333,422
Deferred Lease Incentive Revenue                                 (62,570)
Change in Operating Assets and Liabilities:
Accounts Receivable                                 390,402
Prepaid Expenses and Other Current Assets                                 (51,983)
Accounts Payable                                 (91,950)
Accrued Expenses                                 (83,190)
Due to Affiliates                                 37,332

Net Cash Provided by Operating Activities                                8,657,384

CASH FLOW FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment                                (100,981)

CASH FLOW FROM FINANCING ACTIVITIES:
Principal Payments on Note Payable                                (257,013)
Principal Payments on Capital Lease Obligation                                (21,955)
Contributions by Members                                149,340
Redemption of Member Interests                                (75,000)
Distributions to Members                                (8,448,253)

Net Cash Used in Financing Activities                                (8,652,881)

NET CHANGE IN CASH AND CASH EQUIVALENTS                            (96,478)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                        229,494

CASH AND CASH EQUIVALENTS, END OF YEAR                            $    133,016

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid for Interest                            $    42,987

Cash Paid for State Income Tax                            $    27,356

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Purchase of Property and Equipment via Capital Lease Obligation                    $    134,054

The accompanying notes are an integral part of these financial statements

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

Elite Center for Minimally Invasive Surgery LLC (the “Company”) was formed on February 2, 2010 and amended October 21, 2010 in the State of Texas as a limited liability company. Under the terms of the Hospital Department Management Agreement dated May 1, 2015 (the “Management Agreement”), the Company provides management services to a surgical facility in Houston, Texas.

The Company has an indefinite life unless terminated at an earlier date as provided for in the Company Agreement.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes to the financial statements are the representation of the Company’s management, who is responsible for their integrity and objectivity.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash on hand, cash in banks, and all highly liquid investments that are readily convertible to cash with original maturities of three months or less.

Accounts Receivable

Accounts receivables represent amounts owed to the Company that are expected to be collected within twelve months. Management evaluates receivables on an ongoing basis by analyzing current economic conditions, customer relationships, and previous payment histories. An allowance for doubtful accounts is established for specific accounts the Company considers uncollectible. As December 31, 2016, management determined no allowance was necessary as it considered all accounts receivable collectible.

Revenues

Revenues are based on the Management Agreement when they perform managerial services for the surgical facility. Revenues are reported at estimated net realizable value for services rendered. For the year ended December 31, 2016, there was no adjustment deemed necessary for bad debt expense.

Property and Equipment

Property and equipment are stated at cost. Expenditures for additions, major renewals and betterments are capitalized, and expenditures for maintenance and repairs are charged against income as incurred. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income.

The Company provides for depreciation or property and equipment using the straight-line method over the lesser of the lease term of improved leasehold property, or the estimated useful lives of the respective assets.

Deferred Lease Incentive Revenue

Deferred lease incentive revenue represents tenant improvement allowances received as consideration in connection with operating leases disclosed further in Note 6. The liability is amortized on a straight-line basis over the life of the lease and recorded as a reduction to rent expense in the accompanying statement of income.

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Income Tax

The Company is a limited liability company and, as such, is not subject to income tax. Taxable income or loss of the Company is included in the respective Members’ tax returns.

The Company is subject to Texas franchise tax, commonly referred to as the Texas margin tax, for the year ended December 31, 2016. Accordingly, a provision and liability for state income tax has been included in accrued expenses on the accompanying financial statements.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. Accordingly, only those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities are recognized. As applied to the Company, any tax uncertainties would principally relate to state income taxes, or uncertainties in its U.S. Federal income tax return that is used to determine state income tax liability. The Company’s management has reviewed the Company’s tax positions and determined there were no significant outstanding or retroactive tax positions exist with less than a 50% likelihood of being sustained upon examination by the taxing authorities.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax periods ended December 31, 2013 through December 31, 2016 for U.S. Federal and applicable states, the tax years that principally remain subject to examination by major tax jurisdictions as of December 31, 2016.

Fair Value Considerations

The Company uses fair value to measure financial and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy established and prioritized fair value measurements into three levels based on the nature of the inputs. The hierarchy gives the highest priority to inputs based on market data from independent sources (observable inputs- Level 1) and the lowest priority to a reporting entity's internal assumptions based upon the best information available when external market data is limited or unavailable (unobservable inputs- Level 3).

The Company's financial instruments (primarily cash and cash equivalents, receivables, payables, and debt) are carried in the accompanying balance sheet at amounts which reasonably approximate fair value.

Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that have the most impact on financial position and results of operations primarily relate to the collectability of and contractual adjustments to accounts receivable, the useful lives of property and equipment, and certain accrued liabilities. Management believes these estimates and assumptions provide a reasonable basis for the fair presentation of the financial statements.

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 3 – COMPANY AGREEMENT

The following are some of the significant terms of the Company Agreement:

Membership Interests

As specified in the Company Agreement, the Company has two classes of membership (Class A and Class B) and there is no limit on the number of authorized shares to be issued for each class of membership. The Company was initially capitalized by contributions aggregating $1,569,000 for 82.12 Class A units and $75,000 for 15 Class B units. Class B Members have special voting rights as specified in the Company Agreement.

Restrictions on Membership Interests

As defined in the agreement, no Class A Member, including spouse or ex-spouse, shall transfer any right, title or interest in their respective units without the approval of the Board of Directors.

As defined in the agreement, the Class B Member may transfer any or all interest in Class B units to any person subject to the right of first refusal granted to the Class A Members. Accordingly, the Class A Members shall have the right, but not the obligation, to purchase the Class B Member units for a period of 10 days for an agreed upon price as defined in the Company Agreement. Additionally, the Class A Members shall have the right and option, but not the obligation, to sell the Class A Members’ units in connection with the transfer of Class B Member units to said purchaser. The Class A Members must notify the Class B Member at least 30 days prior to said transfer.

If, at any time, the Class B Member desires to affect a Company sale to any person that is not an affiliate of the Class B Member, then the Class B Member shall have the option to require the Class A Members to transfer some or all of the units held by Class A Members to the respective purchaser at an agreed upon price as defined in the Company Agreement.

In the occurrence of a Terminating Event, as defined in the Company Agreement, the Company has a three-year period from the date of termination to purchase the Terminating Member’s units for an agreed upon price as defined in the Company Agreement.

Management and Liability of Members

The Operating Manager of the Company, except as otherwise expressly stated or provided in the Company Agreement, shall have full power and authority to take all action in connection with the Company’s affairs and to exercise exclusive management, supervision and control of the Company’s properties and business and shall have full power to do all things necessary or incident thereto, without the necessity of any further approval of a Member.

The Members of the Company shall not be personally liable for all or any part of the debts or other obligations of the Company, except for certain personal guaranties obtained in connection with said debts or other obligations.

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 3 – COMPANY AGREEMENT – CONTINUED

Profits and Losses

The Company’s profits and losses shall be allocated to the Members in accordance with their outstanding units of membership interests (“sharing ratios”).

Distributions

The Operating Manager determines the cash available for distributions and distributions shall be issued at the Operating Manager’s discretion, but not less than once each year. Distributions made to the Members shall be allocated in accordance with their respective sharing ratios.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2016:

Life
(Years)
Computers and Software                            3 to 5    $         81,304
Furniture and Equipment                            7                131,265
Leasehold Improvements                            Up to 10                1,502,668
Medical Equipment                            5                2,271,610
3,986,847
Less Accumulated Depreciation                        (2,696,279)

Total                            $    1,290,568

For the year ended December 31, 2016, depreciation expense totaled $333,422.

NOTE 5 – NOTE PAYABLE

Note Payable at December 31, 2016 consists of the following:

Note payable to a former member in 23 monthly
installments of $25,000 and a final payment of
approximately $464,000 including interest at 1%;
maturing December 2016; on an unsecured basis.                         $         500,979

Less: Current Portion                                                (500,979)

Note Payable, net of Current Portion                            $         -

NOTE 6 – CAPITAL AND OPERATING LEASES

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC
NOTES TO THE FINANCIAL STATEMENTS

The Company leases office space under a noncancellable lease, the terms of which require escalating annual rent payments with an annual adjustment, if necessary, to reflect increases in building operating expenses. Per the terms of the Management Agreement (see Note 1), the office space is sub-leased to its sole customer. Accordingly, all future commitments are reduced by future sub-rental revenues which approximate $480,000 per year through April 2020. The Company also leases office equipment on a month to month basis. Rent expense, including month to month rentals, totaled $679,573 for the year ended December 31, 2016. Sublease rental income for the year ended December 31, 2016 totaled $539,234.

The Company leases medical equipment under a capital lease arrangement expiring May 2019. The cost and related accumulated depreciation of the asset under capital lease as of December 31, 2016 totaled $134,054 and $17,874, respectively.

Future minimum rental payments under capital lease as of December 31, 2016 are as follows:

Year Ending                            Capital
December 31,                             Lease

2017                    $        55,534
2018                            55,534
2019                            23,138

Total Minimum Lease Payment                        134,206
Less: Amount Representing Interest                        (22,107)
112,099
Less: Current Portion of Capital Lease Obligation                 (41,577)
Capital Lease Obligation, Net of Current Portion                $     70,522

NOTE 7 – RELATED PARTY TRANSACTIONS

At various times during the ordinary course of business, the Company and its affiliates will pay expenses on behalf of one another. As of December 31, 2016, the Company owed an affiliate $94,771 for such costs.

NOTE 8 – CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. At various times during the year, the Company may have bank deposits in excess of Federal Deposit Insurance Corporation insurance limits. Management believes any credit risk is low due to the overall financial strength of the financial institution.

As of and for the year ended December 31, 2016, one customer accounted for 100% revenues and accounts receivable.

At December 31, 2016, two vendors accounted for 96% of accounts payable.

ELITE CENTER FOR MINIMALLY INVASIVE SURGERY LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 9 – LITIGATION

At times, the Company is a defendant in various legal proceedings arising in the ordinary course of business. While management believes the outcome of pending litigation and claims will not have a material adverse effect on the Company’s financial condition, operations, or cash flows, litigation is subject to inherent uncertainties.

NOTE 10 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were available for issuance on May 9, 2017 and determined there were no matters materially affecting the Company’s financial statements or related notes to the financial statements.